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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                                  June 21, 2000
                                  -------------
                   Date of Report (Date of earliest reported)


                          BENTLEY COMMUNICATIONS CORP.
                          ----------------------------
                      (FORMERLY KYRENIA ACQUISITION CORP.)
               (Exact name of registrant as specified in charter)


          Florida                       000-27347                58-2534003
          -------                       ---------                ----------
   (State of incorporation          (Commission File        (IRS Employer
    or other jurisdiction)               Number)             Identification No.)

                       9800 Sepulveda Boulevard, Suite 625
                              Los Angeles, CA 90004
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (310) 342-0760
               Registrant's telephone number, including area code



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 21, 2000, the Company dismissed its certifying accountant, Parker & Co. ("Parker"). Parker's report on the financial statements for the three month period ended March 31, 2000 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to dismiss Parker was approved by the Company's Board of Directors. During the three month period ended March 31,2000 and subsequent interim period through June 21, 2000, the Company has not had any disagreements with Parker on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has engaged Stefanou & Company, LLP ("Stefanou") as its certifying accountant as of June 21, 2000 for the Company's fiscal year ending June 30, 2000.

Parker's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (b) Exhibits

         Exhibit No.
         -----------
             16 Letter from Parker & Co., Chartered Accountants to the Commission, dated March 26, 2001.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized

Date:  March 26, 2001                   Bentley Communications Corp.

                                        /s/ Gordon Lee
                                        -----------------
                                            Gordon F. Lee
                                            President